Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2021							2022							% Change		FX Impact(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	$7,694							10%	10%	—	—
Europe	2,553	2,689	5,242	2,661	7,903	2,784	10,687	2,413							(5)%	(5)%	(6)%	(6)%
Rest of the World	1,346	1,435	2,781	1,391	4,172	1,460	5,632	1,314							(2)%	(2)%	(4)%	(4)%
Other(a)	164	191	355	276	631	221	852	227							38%	38%	—	—
Total	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	$11,648							5%	5%	(2)%	(2)%

% of Revenues	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	63.3%	63.1%	63.2%	62.8%	63.1%	62.7%	63.0%	66.1%
Europe	23.1%	23.0%	23.0%	22.9%	23.0%	23.2%	23.0%	20.7%
Rest of the World	12.2%	12.3%	12.2%	12.0%	12.1%	12.2%	12.1%	11.3%
Other	1.4%	1.6%	1.6%	2.3%	1.8%	1.9%	1.9%	1.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Other revenues include royalties and alliance-related revenues for products not sold by our regional commercial organizations.
(b)    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$10,798	$11,405	$22,203	$11,243	$33,446	$11,609	$45,055	$11,308							5%	5%
Alliance and other revenues	275	298	573	381	954	376	1,330	340							24%	24%
Total Revenues	11,073	11,703	22,776	11,624	34,400	11,985	46,385	11,648							5%	5%

Cost of products sold(a)	2,841	2,452	5,293	2,291	7,584	2,356	9,940	2,471							(13)%	(13)%
Marketing, selling and administrative	1,666	1,882	3,548	1,788	5,336	2,354	7,690	1,831							10%	10%
Research and development(b)	2,219	2,478	4,697	2,980	7,677	2,518	10,195	2,260							2%	2%
Acquired IPRD(b)	6	793	799	271	1,070	89	1,159	333							**	**
Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417							(4)%	(4)%
Other (income)/expense, net	(702)	(2)	(704)	(409)	(1,113)	393	(720)	649							**	**
Total Expenses	8,543	10,150	18,693	9,467	28,160	10,127	38,287	9,961							17%	17%

Earnings Before Income Taxes	2,530	1,553	4,083	2,157	6,240	1,858	8,098	1,687							(33)%	(33)%
Provision/(Benefit) for Income Taxes	501	492	993	605	1,598	(514)	1,084	404							(19)%	(19)%
Net Earnings	2,029	1,061	3,090	1,552	4,642	2,372	7,014	1,283							(37)%	(37)%
Noncontrolling Interest	8	6	14	6	20	—	20	5							(38)%	(38)%
Net Earnings Attributable to BMS	$2,021	$1,055	$3,076	$1,546	$4,622	$2,372	$6,994	$1,278							(37)%	(37)%

Diluted Earnings per Common Share*	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12	$0.59							(34)%	(34)%
Weighted-Average Common Shares Outstanding - Diluted	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164							—	—
Dividends declared per common share	$0.49	$0.49	$0.98	$0.49	$1.47	$0.54	$2.01	$0.54							10%	10%

	2021							2022
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	74.3%	79.0%	76.8%	80.3%	78.0%	80.3%	78.6%	78.8%

Other Ratios
Effective tax rate	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%	23.9%

Other (income)/expense, net	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(c)	$353	$330	$683	$328	$1,011	$323	$1,334	$326							(8)%	(8)%
Royalties and licensing income	(367)	(405)	(772)	(425)	(1,197)	(536)	(1,733)	(477)							30%	30%
Equity investment losses/(gains)	(601)	(148)	(749)	(465)	(1,214)	469	(745)	644							**	**
Integration expenses	141	152	293	141	434	130	564	105							(26)%	(26)%
Contingent consideration	(510)	—	(510)	—	(510)	(32)	(542)	1							**	**
Loss on debt redemption	281	—	281	—	281	—	281	275							(2)%	(2)%
Provision for restructuring	45	78	123	27	150	19	169	23							(49)%	(49)%
Litigation and other settlements	(8)	44	36	13	49	33	82	(37)							**	**
Transition and other service fees	(15)	(22)	(37)	(6)	(43)	(6)	(49)	(1)							(93)%	(93)%
Investment income	(9)	(12)	(21)	(12)	(33)	(6)	(39)	(10)							11%	11%
Divestiture (gains)/losses	—	(11)	(11)	2	(9)	—	(9)	(211)							**	**
Other	(12)	(8)	(20)	(12)	(32)	(1)	(33)	11							**	**
Other (income)/expense, net	$(702)	$(2)	$(704)	$(409)	$(1,113)	$393	$(720)	$649							**	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Research and development charges resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights have been reclassified to the Acquired IPRD line item beginning with the first quarter of 2022. Prior period results have been revised for comparability.
(c)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2022
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2022	2021	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2022 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,648	$11,073	$575	5%	$(232)	$11,880	(2)%	7%
Gross profit	9,177	8,232	945	11%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	9,229	8,649	580	7%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.2%	78.1%

Marketing, selling and administrative	1,831	1,666	165	10%	26	1,857	1%	11%
Marketing, selling and administrative excluding specified items(a)	1,829	1,667	162	10%	26	1,855	1%	11%

Marketing, selling and administrative excluding specified items as a % of revenues	15.7%	15.1%

Research and development	2,260	2,219	41	2%	13	2,273	—	2%
Research and development excluding specified items(a)	2,133	2,218	(85)	(4)%	13	2,146	1%	(3)%

Research and development excluding specified items as a % of revenues	18.3%	20.0%

*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	$2,886	$2,792	$5,678	$2,413	$8,091	$2,671	$10,762	$3,211							$325	$325	11%	11%
Opdivo	1,720	1,910	3,630	1,905	5,535	1,988	7,523	1,923							203	203	12%	12%
Pomalyst/Imnovid	773	854	1,627	851	2,478	854	3,332	826							53	53	7%	7%
Orencia	758	814	1,572	870	2,442	864	3,306	792							34	34	4%	4%
Sprycel	470	541	1,011	551	1,562	555	2,117	483							13	13	3%	3%
Yervoy	456	510	966	515	1,481	545	2,026	515							59	59	13%	13%
Empliciti	85	86	171	82	253	81	334	75							(10)	(10)	(12)%	(12)%
Mature and other products(a)	506	473	979	480	1,459	441	1,900	462							(44)	(44)	(9)%	(9)%
Total In-Line Products	7,654	7,980	15,634	7,667	23,301	7,999	31,300	8,287							633	633	8%	8%
New Product Portfolio
Reblozyl	112	128	240	160	400	151	551	156							44	44	39%	39%
Abecma	—	24	24	71	95	69	164	67							67	67	NA	NA
Zeposia	18	28	46	40	86	48	134	36							18	18	100%	100%
Breyanzi	—	17	17	30	47	40	87	44							44	44	NA	NA
Inrebic	16	16	32	22	54	20	74	18							2	2	13%	13%
Onureg	15	12	27	21	48	25	73	23							8	8	53%	53%
Opdualag	—	—	—	—	—	—	—	6							6	6	NA	NA
Total New Product Portfolio	161	225	386	344	730	353	1,083	350							189	189	**	**
Recent LOE Products(b)
Revlimid	2,944	3,202	6,146	3,347	9,493	3,328	12,821	2,797							(147)	(147)	(5)%	(5)%
Abraxane	314	296	610	266	876	305	1,181	214							(100)	(100)	(32)%	(32)%
Total Recent LOE Products	3,258	3,498	6,756	3,613	10,369	3,633	14,002	3,011							(247)	(247)	(8)%	(8)%

Total	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	$11,648							$575	$575	5%	5%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, over-the-counter (OTC) products, royalty revenue and other mature products.
(b)    Recent LOE products includes products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	1,923	1,722	3,645	1,315	4,960	1,496	6,456	2,147							12%	12%
Opdivo	944	1,076	2,020	1,062	3,082	1,120	4,202	1,099							16%	16%
Pomalyst/Imnovid	512	567	1,079	586	1,665	584	2,249	557							9%	9%
Orencia	536	593	1,129	644	1,773	637	2,410	592							10%	10%
Sprycel	275	325	600	346	946	351	1,297	305							11%	11%
Yervoy	294	328	622	313	935	330	1,265	311							6%	6%
Empliciti	51	51	102	48	150	50	200	47							(8)%	(8)%
Mature and other products(a)	152	130	282	152	434	146	580	133							(13)%	(13)%
Total In-Line Products	4,687	4,792	9,479	4,466	13,945	4,714	18,659	5,191							11%	11%
New Product Portfolio
Reblozyl	98	110	208	147	355	130	485	134							37%	37%
Abecma	—	24	24	67	91	67	158	56							NA	N/A
Zeposia	13	20	33	32	65	34	99	21							62%	62%
Breyanzi	—	17	17	29	46	38	84	41							NA	NA
Inrebic	15	15	30	20	50	17	67	15							—	—
Onureg	14	12	26	21	47	22	69	19							36%	36%
Opdualag	—	—	—	—	—	—	—	6							NA	NA
Total New Product Portfolio	140	198	338	316	654	308	962	292							**	**
Recent LOE Products(b)
Revlimid	$1,958	$2,164	$4,122	$2,303	$6,425	$2,270	$8,695	$2,038							4%	4%
Abraxane	225	234	459	211	670	228	898	173							(23)%	(23)%
Total Recent LOE Products	2,183	2,398	4,581	2,514	7,095	2,498	9,593	2,211							1%	1%

Total(c)	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	$7,694							10%	10%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, OTC products, royalty revenue and other mature products.
(b)    Recent LOE products includes products with significant expected decline in revenue from a prior reporting period as a result of a loss of exclusivity.
(c)    Includes Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2021							2022							% Change(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
In-Line Products
Eliquis	963	1,070	2,033	1,098	3,131	1,175	4,306	1,064							10%	10%
Opdivo	776	834	1,610	843	2,453	868	3,321	824							6%	6%
Pomalyst/Imnovid	261	287	548	265	813	270	1,083	269							3%	3%
Orencia	222	221	443	226	669	227	896	200							(10)%	(10)%
Sprycel	195	216	411	205	616	204	820	178							(9)%	(9)%
Yervoy	162	182	344	202	546	215	761	204							26%	26%
Empliciti	34	35	69	34	103	31	134	28							(18)%	(18)%
Mature and other products(a)	354	343	697	328	1,025	295	1,320	329							(7)%	(7)%
Total In-Line Products	2,967	3,188	6,155	3,201	9,356	3,285	12,641	3,096							4%	4%
New Product Portfolio
Reblozyl	14	18	32	13	45	21	66	22							57%	57%
Abecma	—	—	—	4	4	2	6	11							NA	NA
Zeposia	5	8	13	8	21	14	35	15							**	**
Breyanzi	—	—	—	1	1	2	3	3							NA	NA
Inrebic	1	1	2	2	4	3	7	3							**	**
Onureg	1	—	1	—	1	3	4	4							**	**
Total New Product Portfolio	21	27	48	28	76	45	121	58							**	**
Recent LOE Products(b)
Revlimid	$986	$1,038	$2,024	$1,044	$3,068	$1,058	$4,126	$759							(23)%	(23)%
Abraxane	89	62	151	55	206	77	283	41							(54)%	(54)%
Total Recent LOE Products	1,075	1,100	2,175	1,099	3,274	1,135	4,409	800							(26)%	(26)%

Total	$4,063	$4,315	$8,378	$4,328	$12,706	$4,465	$17,171	$3,954							(3)%	(3)%
(a)    Includes products that have lost exclusivity in major markets, OTC products, royalty revenue and other mature products.
(b)    Recent LOE products includes products with significant expected decline in revenue from a prior reporting period as a result of a loss of market exclusivity.
(c)    The foreign exchange impact on international revenues was unfavorable 6% for the first quarter. The foreign exchange impact on select products is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Eliquis	10%	(7)%	17%	10%	(7)%	17%
Opdivo	6%	(7)%	13%	6%	(7)%	13%
Pomalyst/Imnovid	3%	(6)%	9%	3%	(6)%	9%
Orencia	(10)%	(6)%	(4)%	(10)%	(6)%	(4)%
Sprycel	(9)%	(7)%	(2)%	(9)%	(7)%	(2)%
Yervoy	26%	(8)%	34%	26%	(8)%	34%
Empliciti	(18)%	(6)%	(12)%	(18)%	(6)%	(12)%
Revlimid	(23)%	(4)%	(19)%	(23)%	(4)%	(19)%
Abraxane	(54)%	(2)%	(52)%	(54)%	(2)%	(52)%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2021(a)							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$79	$88	$167	$97	$264	$—	$264	$52
Intangible asset impairment	315	—	315	—	315	—	315	—
Site exit and other costs	23	1	24	—	24	—	24	—
Cost of products sold	417	89	506	97	603	—	603	52

Employee compensation charges	—	1	1	—	1	—	1	—
Site exit and other costs	(1)	—	(1)	1	—	2	2	2
Marketing, selling and administrative	(1)	1	—	1	1	2	3	2

IPRD impairments	—	230	230	610	840	—	840	40
Inventory purchase price accounting adjustments	—	—	—	1	1	—	1	87
Employee compensation charges	1	—	1	—	1	—	1	—
Site exit and other costs	—	—	—	1	1	—	1	—
Research and development	1	230	231	612	843	—	843	127

Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417

Interest expense(b)	(34)	(28)	(62)	(29)	(91)	(29)	(120)	(27)
Equity investment (gains)/losses	(608)	(154)	(762)	(465)	(1,227)	469	(758)	643
Integration expenses	141	152	293	141	434	130	564	105
Contingent consideration	(510)	—	(510)	—	(510)	(32)	(542)	—
Loss on debt redemption	281	—	281	—	281	—	281	275
Provision for restructuring	45	78	123	27	150	19	169	23
Litigation and other settlements	—	—	—	—	—	—	—	(40)
Divestiture (gains)/losses	—	(11)	(11)	2	(9)	—	(9)	(211)
Other (income)/expense, net	(685)	37	(648)	(324)	(972)	557	(415)	768

Increase to pretax income	2,245	2,904	5,149	2,932	8,081	2,976	11,057	3,366

Income taxes on items above	(303)	(292)	(595)	(137)	(732)	(261)	(993)	(398)
Income taxes attributed to internal transfer of intangible assets	—	—	—	—	—	(983)	(983)	—
Income taxes	(303)	(292)	(595)	(137)	(732)	(1,244)	(1,976)	(398)

Increase to net earnings	$1,942	$2,612	$4,554	$2,795	$7,349	$1,732	$9,081	$2,968
(a)    Revised to exclude significant R&D charges or other income resulting from up-front and contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights (including related income tax impacts).
(b)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$8,232	$9,251	$17,483	$9,333	$26,816	$9,629	$36,445	$9,177
Specified items(a)	417	89	506	97	603	—	603	52
Gross profit excluding specified items	8,649	9,340	17,989	9,430	27,419	9,629	37,048	9,229

Marketing, selling and administrative	1,666	1,882	3,548	1,788	5,336	2,354	7,690	1,831
Specified items(a)	1	(1)	—	(1)	(1)	(2)	(3)	(2)
Marketing, selling and administrative excluding specified items	1,667	1,881	3,548	1,787	5,335	2,352	7,687	1,829

Research and development	2,225	3,271	5,496	3,251	8,747	2,607	11,354	2,260
Specified items(a)	(1)	(230)	(31)	(612)	(843)	—	(843)	(127)
Research and development excluding specified items	2,224	3,041	5,465	2,639	7,904	2,607	10,511	2,133

Amortization of acquired intangible assets	2,513	2,547	5,060	2,546	7,606	2,417	10,023	2,417
Specified items(a)	(2,513)	(2,547)	(5,060)	(2,546)	(7,606)	(2,417)	(10,023)	(2,417)
Amortization of acquired intangible assets excluding specified items	—	—	—	—	—	—	—	—

Other (income)/expense, net	(702)	(2)	(704)	(409)	(1,113)	393	(720)	649
Specified items(a)	685	(37)	648	324	972	(557)	415	(768)
Other (income)/expense, net excluding specified items	(17)	(39)	(56)	(85)	(141)	(164)	(305)	(119)
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2021							2022
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$2,530	$1,553	$4,083	$2,157	$6,240	$1,858	$8,098	$1,687
Specified items(a)	2,245	2,904	5,149	2,932	8,081	2,976	11,057	3,366
Earnings before income taxes excluding specified items	4,775	4,457	9,232	5,089	14,321	4,834	19,155	5,053

Provision/(Benefit) for income taxes	501	492	993	605	1,598	(514)	1,084	404
Income taxes on specified items(a)	303	292	595	137	732	261	993	398
Income taxes attributed to internal transfer of intangible assets(a)	—	—	—	—	—	983	983	—
Provision for income taxes excluding tax on specified items and income taxes attributed to internal transfer of intangible assets	804	784	1,588	742	2,330	730	3,060	802

Noncontrolling Interest	8	6	14	6	20	—	20	5
Specified items(a)	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	8	6	14	6	20	—	20	5

Net Earnings attributable to BMS used for Diluted EPS Calculation - GAAP	2,021	1,055	3,076	1,546	4,622	2,372	6,994	1,278
Specified items(a)	1,942	2,612	4,554	2,795	7,349	1,732	9,081	2,968
Net Earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	3,963	3,667	7,630	4,341	11,971	4,104	16,075	4,246

Weighted-average Common Shares Outstanding - Diluted-GAAP	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	2,265	2,252	2,258	2,243	2,253	2,219	2,245	2,164

Diluted Earnings Per Share - GAAP*	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12	$0.59
Diluted Earnings Per Share attributable to specified items(a)	0.85	1.16	2.02	1.24	3.26	0.78	4.04	1.37
Diluted Earnings Per Share - Non-GAAP*	$1.74	$1.63	$3.38	$1.93	$5.31	$1.85	$7.16	$1.96

Effective Tax Rate	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%	23.9%
Specified items(a)	(3.0)%	(14.1)%	(7.1)%	(13.4)%	(9.3)%	42.8%	2.6%	(8.0)%
Effective Tax Rate excluding specified items	16.8%	17.6%	17.2%	14.6%	16.3%	15.1%	16.0%	15.9%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Cash and cash equivalents	$10,982	$11,024	$13,540	$13,979	$12,369
Marketable debt securities - current	1,948	1,946	2,123	2,987	2,599
Marketable debt securities - non-current	288	143	46	—	—
Cash, cash equivalents and marketable debt securities	13,218	13,113	15,709	16,966	14,968

Short-term debt obligations	(1,777)	(2,655)	(5,065)	(4,948)	(7,522)
Long-term debt	(44,505)	(42,503)	(39,677)	(39,605)	(37,450)
Net debt position	$(33,064)	$(32,045)	$(29,033)	$(27,587)	$(30,004)

BRISTOL-MYERS SQUIBB COMPANY
2022 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2022
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP(a)			$2.92 to $3.22

Projected Specified Items:
Purchase price accounting adjustments(b)	4.54	0.50	4.04
Acquisition, restructuring and integration expenses(c)	0.25	0.06	0.19
Equity investment losses	0.30	0.03	0.27
Intangible asset impairment	0.02	—	0.02
Divestiture gains	(0.10)	(0.02)	(0.08)
Loss on debt redemption	0.13	0.03	0.10
Other	(0.02)	—	(0.02)
Total	5.12	0.60	4.52

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP(a)			$7.44 to $7.74
(a)    Net impact of ($0.21) from acquired IPRD and licensing income due to ($0.10) incurred in the first quarter of 2022 and an additional ($0.11) due to the buyout of a future royalty obligation related to mavacamten that occurred in April 2022. Excluding these adjustments, the outlook for non-GAAP EPS is unchanged.
(b)    Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(c)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2022 financial guidance:

Line item	GAAP	Non-GAAP

Total net sales	In-line with 2021	In-line with 2021
Recent LOE products(d)	Approximately $10.0 billion or double-digit decline	Approximately $10.0 billion or double-digit decline
Revlimid	$9.0-$9.5 billion	$9.0-$9.5 billion
In-line products & new product portfolio	Approximately $36.5 billion or low double-digit increase	Approximately $36.5 billion or low double-digit increase

Gross margin	Approximately 78%	Approximately 78%

Operating expenses(e)	Mid single-digit decline	Low single-digit decline

Effective tax rate	Approximately 22%	Approximately 16.5%
(d) Recent LOE products include Revlimid and Abraxane.
(e) Operating expenses consist of marketing, selling and administrative expenses and research and development expenses, excluding acquired IPRD expenses.

The GAAP financial results for the full year of 2022 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, impairment of intangible assets, divestiture gains or losses and equity investment (including fair value adjustments attributed to limited partnership equity method investments), among other items. The 2022 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports First Quarter Financial Results for 2022 on April 29, 2022, including “2022 Financial Guidance” and “Use of non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY
USE OF NON-GAAP FINANCIAL INFORMATION

In discussing financial results and guidance, the company refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this supplementary information to the earnings release that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. In addition, non-GAAP operating margin, which is operating income excluding certain specified items as a percentage of revenues, non-GAAP free cash flow, which is non-GAAP net earnings plus adjustments related to cash generated from operating activities and cash paid for capital expenditures, non-GAAP gross margin, which is gross profit excluding certain specified items as a percentage of revenues, non-GAAP marketing, selling and administrative expenses, which is marketing, selling and administrative expense excluding certain specified items, and non-GAAP research and development expenses, which is research and development expenses excluding certain specified items, are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results.

This supplementary information to the earnings release also provides certain revenues and expenses as well as non-GAAP measures excluding the impact of foreign exchange. We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

Non-GAAP financial measures such as non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because the company believes they neither relate to the ordinary course of the company’s business nor reflect the company’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods, including amortization of acquired intangible assets, including product rights that generate a significant portion of our ongoing revenue and will recur until the intangible assets are fully amortized, unwind of inventory purchase price adjustments, acquisition and integration expenses, restructuring costs, accelerated depreciation and impairment of property, plant and equipment and intangible assets, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction, pension, legal and other contractual settlement charges, equity investment and contingent value rights fair value adjustments (including fair value adjustments attributed to limited partnership equity method investments) and amortization of fair value adjustments of debt acquired from Celgene in our 2019 exchange offer, among other items. Certain other significant tax items are also excluded such as the impact resulting from internal transfers due to streamlining our legal entity structure subsequent to the Celgene acquisition. Deferred and current income taxes attributed to these items are also adjusted for considering their individual impact to the overall tax expense, deductibility and jurisdictional tax rates.

Beginning with the first quarter of 2022, significant R&D charges or other income resulting from upfront or contingent milestone payments in connection with asset acquisitions or licensing of third-party intellectual property rights are no longer excluded from our non-GAAP financial measures. We are making these changes to our presentation of non-GAAP financial measures following comments from and discussions with the U.S. Securities and Exchange Commission. For purposes of comparability, the non-GAAP financial measures for each of the four quarters of 2021 and the year ended December 31, 2021 have been updated to reflect this change.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related financial measures presented in the press release that are prepared in accordance with GAAP and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Reconciliations of the non-GAAP financial measures to the most comparable GAAP measures are provided in the accompanying financial tables. Within the accompanying financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

Also note that a reconciliation of the forward-looking free cash flow and operating margin are not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.